Option Agreement

THIS OPTION AGREEMENT (this “Agreement”) is entered into by and among the following parties (the “Parties”) in Xinghe County, Inner Mongolia, People’s Republic of China (“PRC”) on December 7, 2007.

Party A:	Xinghe Yongle Carbon Co., Ltd. (兴和县永乐碳素有榰狝任公司)

Address:	No. 19, Xingxin Street, Houhe, Xinghe County, Wulanchabu, Inner Mongolia, PRC
Legal Representative:	Mr. Wei Aihu

Party B:

Mr. Jin Dengyong	(梍登永) ID No: 152627550418003

Address:	No. 76, Xingxin Street, Houhe, Chengguan town, Xinghe County, Inner Mongolia, PRC

Mr. Du Benhua	(杜本华) ID No: 152627195301180018

Address:	No. 49, Limin alley, Chengguan town, Xinghe County, Wulanchabu, Inner Mongolia, PRC

Party C:	Xinghe Xingyong Carbon Co., Ltd. (兴和兴永碳素有榰公司)

Address:	Xicheng Wai, Chengguan town, Xinghe County, Inner Mongolia, P.R. China
Legal Representative:	Mr. Jin Dengyong

WHEREAS

1.	Party A is a wholly foreign-owned enterprise duly registered and validly existing in the PRC;

2.	Party C is a limited liability company duly registered in the PRC;

3.
The members of Party B are the shareholders of Party C (the “Authorizing Parties” or the “Shareholders of Party C”), among which, Mr. Jin Dengyong owns 98% equity interest in Party C, and Mr. Du Benhua owns 2%; and

4.
Party A and Party B have entered into Share Pledge Agreement, under which Party B provides warranty to Party A with respect to Party C’s performance of obligations under the Exclusive Technical Consulting and Service Agreement entered into by and between Party A and Party C. For purpose of ensuring the security of the pledge, and in consideration of the technical support provided by Party A to Party C and the good cooperation relationship between the Parties, the Parties hereby enter into the following agreement.

THE PARTIES THEREFORE AGREE AS FOLLOWS:

1.	GRANT OF THE OPTION

1.1	Grant

All the Parties to this Agreement agree that, upon the effectiveness of this Agreement, unless otherwise disclosed to and approved by Party A, Party A is granted an exclusive option to purchase or designate a third party to purchase from Party B all their respective equity interests in Party C at any time in accordance with provisions of this agreement at the lowest price permitted by PRC laws applicable at the time of exercise of such option right. Party A will be granted the option right immediately after the execution of this Agreement, and such option right cannot be revoked or amended during the term of this Agreement (including the extension period under Article 1.2).

1.2	Term

This Agreement shall be executed and take effect as of the date first indicated in this Agreement and shall remain in full force and effect for ten (10) years. Prior to the expiration of this Agreement, if requested by Party A, the parties hereto shall extend the term of this Agreement as the request of Party A, and enter into a new option agreement or continue to perform this Agreement.

2.	exercise of the option and its closing

2.1	Timing of Exercise

2.1.1	The Authorizing Parties agree unanimously that with the permission of PRC laws and regulations, Party A may exercise part or full option anytime during the term of this Agreement.

2.1.2	The Authorizing Parties agree unanimously that there is no limitation on the times for Party A to exercise its option, unless Party A has purchased all of the equity interests in Party C.

2.1.3
The Authorizing Parties agree unanimously that Party A may designate in its sole discretion any third party to exercise the options on its behalf, in which case Party A shall provide a prior written notice to the Authorizing Parties.

2.2	Presentation of the amount for the options

The Authorizing Parties agree unanimously that all the consideration they received from Party A for Party A or its designated third party’s exercising the options will be transferred to Party C free of charge, or in any other way approved by Party A in writing.

2.3	Transfer

The Authorizing Parties agree unanimously that the options of Party A under this Agreement may be transferred to a third party, which shall be deemed as a party to this Agreement and is entitled to exercise the options under terms of this Agreement, to enjoy the rights and assume the obligations of Party A under this Agreement.

2.4	Notice Requirement

To exercise an option, Party A shall send a written notice to the Authorizing Parties 10 days prior to the closing date (as defined below), specifying the following:

2.4.1	the date of the effective closing of share purchase (the “Closing Date”);

2.4.2	the name of the person in which the Equity Interests shall be registered after the exercise of the option;

2.4.3	the amount of Equity Interests to be purchased from such Authorizing Parties;

2.4.4	price and method of payment; and

2.4.5	a power of attorney (applicable if a third party has been designated to exercise the Option)

All Parties agree unanimously that Party A is entitled to exercise the Options and elect to register the Equity Interests in the name of a third party as it may designates from time to time.

2.5	Equity Transfer

Each time when Party A exercises the option, within ten business days after receiving the option notice issued by Party pursuant to Article 2.4:

2.5.1	The Authorizing Parties shall hold a shareholders’ meeting which shall approve the Authorizing Parties transfer its equity interests to Party A or any third party designated by Party A.

2.5.2
The Authorizing Parties shall enter into an equity transfer agreement whose substantial content is consistent with the equity transfer agreement listed in Annex 1 of this Agreement with Party A ( if applicable, with any third party designated by Party A).

2.5.3
The members of Party B shall execute all other necessary contracts, agreements or documents, obtain all necessary governmental approvals and consents, and take all necessary actions to transfer the valid ownership of the purchased shares to Party A or any third party designate by Party A subject to no security interests, and cause Party A or any third party designated by Party A to be owner of the purchased shares registered with administrative authorities, and shall deliver to Party A or any third party designated by Party A the latest business license, articles of association, approving certificate (if applicable) and other documents issued by or filed with relevant PRC authorities, and the aforesaid documents shall reflect the changes of the shares, directors and legal representative of Party C.

3.	REPRESENTATIONS AND WARRANTIES

3.1	The Authorizing Parties hereby present and warrant as follows:

3.1.1	They have the full power and authority to enter into and perform this Agreement;

3.1.2	The fulfilling of the obligations hereunder does not violate any applicable laws, regulations and contracts, or require any government authorization or approval;

3.1.3
There is no lawsuit, arbitration or other legal or administrative procedures pending which, based on its knowledge, will possibly have material and adverse affects on the performance of this Agreement;

3.1.4	They have disclosed to Party A any and all the situations which may adversely affect the performance of this Agreement.

3.1.5	They have not been declared bankruptcy, and are in good financial status.

3.1.6	There is no any pledge, debt or other third party right on the equity interests in Party C held by the Authorizing Parties, and all such equity interests are free from any recourse of any third party.

3.1.7
The Authorizing Parties will not sell, pledge, encumber, lien or grant any other third party any rights on the equity interests in Party C and will not dispose the same to any third party by transferring, presenting, pledging or any other means.

3.1.8	The options granted to Party A are exclusive, and the Authorizing Parties shall not grant options or any right in the equity interests to other parties in any ways.

3.1.9
During the term of this agreement, Party C’s business will comply with laws and regulations, rules and other administrative provisions or guidance issued by governmental authorities, and there exists no breach of the aforesaid stipulations which may adversely affect the business or assets of the company.

3.1.10
The Authorizing Parties shall maintain the existence of Party C in accordance with good financial and business standards and practices, run the business and handle related affairs with care and efficiency, and make any and all efforts to maintain the business license, certificate and approving document which are necessary for the continuance of its business, and shall ensure the same will not be revoked, withdrew or declared void.

3.1.11	As requested by Party A, The Authorizing Parities shall provide all the operational and financial documents with respect to Party C.

3.1.12
Prior to Party A ( or any third party designate by Party A) exercising its option right and purchasing all the equity interests of Party C, unless otherwise approved by Party A ( or any third party designated by Party A) in writing, Party C shall not:

3.1.12.1
sell, transfer, pledge or otherwise dispose any assets, business or income, or permit to set any security interests thereon (except those arising out of normal or daily business or disclosed to and approved by Party A in writing);

3.1.12.2
enter into transactions which will substantially and adversely affect its assets, liabilities, operations, equity interests and other legitimate interests (except those arising out of normal or daily business or disclosed to and approved by Party A in writing);

3.1.12.3	distribute any dividend or bonus to shareholders;

3.1.12.4	incur, inherit, warrant or permit any debt, except for: (i) those arising out of normal or daily business and not through loan; (ii) or disclosed to and approved by Party A in writing;

3.1.12.5
enter into any material contract other than contracts executed in the normal business (for purpose of this article, a contract whose value excesses 1,000,000RMB shall be deemed as a material contract );

3.1.12.6	increase or decrease the registered capital of Party C, or alter the structure of the registered capital;

3.1.12.7	supplement, alter or amend the articles of association of Party C.

3.1.12.8	merge into or associate with any third party, or acquire or invest in any third party.

3.1.13
Before Party A ( or any third party designated by Party A) acquires all the shares or assets of Party C, without explicit written consent of Party A ( or any third party designated by Party A), Party B can not conduct the following jointly or separately:

3.1.13.1
Supplement, modify, or amend the constitutional documents of Party C, and such supplement, modification and amendment will materially and adversely affect Party C’s assets, liabilities, operation, equity interests and other legitimate rights (except for increasing the capital proportionally in order to satisfy the requirement of law), or adversely affect the performance of this Agreement and other agreements entered into by and among Party A, Party B and Party C.

3.1.13.2
Cause Party C to enter into transactions which will substantially and adversely affect its assets, liabilities, operations, equity interests and other legitimate interests (except those arising out of normal or daily business or disclosed to and approved by Party A in writing in advance);

3.1.13.3	Cause the shareholders’ meeting of Party C to adopt any resolution on approving distribution of dividend or bonus ;

3.1.13.4
At any time after this Agreement become effective, sell, transfer, pledge or otherwise dispose the legitimate and beneficial rights of the equity interests of Party C , or permit to set any security interests thereon ;

3.1.13.5
Cause the shareholders’ meeting of Party C to approve to sell, transfer, pledge or otherwise dispose the legitimate and beneficial rights of the equity interests of Party C , or permit to set any security interests thereon;

3.1.13.6
Cause the shareholders’ meeting of Party C to approve Party C’s merge or association with any third party, or to approve Party C to acquire any third party or invest in any third party, or to approve any reorganization in other form.

3.1.13.7	Close down, liquidate or wind up Party C.

3.1.14	Before Party A (or any third party designated by Party A ) acquires all the equity or assets of Party C through exercising the option right, each member of Party B warrants:

3.1.14.1
Promptly notify Party A in writing of any pending or possible arbitration, litigation, or administrative procedures related to the shares owned by him, or of any situation which may adversely affect such shares.

3.1.14.2
Cause the shareholders’ meeting of Party C to approve the transfer of the purchased shares, and cause Party C to amend its articles of association to reflect the share transfer from Party B to Party A and other changed items mentioned in this agreement, and shall apply to relevant PRC authorities for approval (if required by laws), registration, and cause shareholders’ meeting to appoint the persons nominated by Party A or any third party designated by Party A to be new directors or new legal representative.

3.1.14.3
In order to maintain the legitimate and valid ownership over the equity interests, execute all necessary and proper documents, take all necessary and proper actions, and raise all necessary or proper claims, and make all necessary or proper defenses against all claims.

3.1.14.4
Upon the request of Party A, shall promptly transfer the equity interests to any third party designated by Party A without any condition at any time, and waive the preemptive right to purchase the equity interests when another shareholder transfers its equity interests in Party C.

3.1.14.5
Shall strictly comply with this Agreement and other agreements entered into by and between Party A and Party B, and perform all the obligations under such agreements, and shall not have any action or ommision which suffices to adversely affect the validity or enforceability of such agreements.

3.2	Undertaking

The Authorizing Parties hereby undertake to Party A that it will bear all costs arising from executing each Assignment, process all formalities needed for Party A or its designated third party to be the shareholders of Party C. Such formalities include, but are not limited to, assisting Party A with the obtaining of necessary approvals of the equity transfer from relevant government authorities (if any), the submission of the Assignment and shareholders’ meeting resolution to the relevant administrative department of industry and commerce for the purpose of amending the Articles of Association, changing the list of shareholders and other constitutional documents of company.

3.3	On the date of the conclusion of this Agreement and each Closing day, Members of Party B hereby jointly and individually undertake:

3.3.1
shall have the right and capability to execute, deliver and perform this Agreement and any share transfer agreement entered into in accordance with this Agreement for each assignment of the purchased equity interests (“ Transfer Agreement”). Once executed, this Agreement and any Transfer Agreement to which the Authorizing party is a contractual party, constitute legal, valid and binding obligations to the Authorizing Parties, and can be enforced in accordance with provisions therein.

3.3.2
the execution, delivery or performance of this Agreement or any Transfer Agreement shall not: (i) violate any PRC laws and regulations; (ii) contradict with its articles of association or any other constitutional documents; (iii) result in violation or breach of any contract or document binding upon him; (iv) result in violation of any condition for the issuance or valid existence of any approval or authorization; (v) result in suspend or withdrawal of any permission and approval or any additional requirements.

3.3.3	Party B has sound and good, transferable ownership over the equity interests in Party C. And Party B has never established any security interest on the aforesaid equity interests.

3.3.4	Party C has no outstanding debt, except (i) those incurred in the normal business; and (ii) those disclosed to and approved by Party A in writing.

3.3.5	Party C will comply with any and all laws and regulations applicable to the acquisition of equity interests and assets.

3.3.6	there exists no processing, pending, possible litigation, arbitration or administrative procedures related to Party C and/ or the equity interests or assets of Party C.

4.	TAXES

Taxes arising from the performance of this Agreement will be borne and paid by each party respectively.

5.	BREACH OF AGREEMENT

5.1
If Party B or Party C violates this Agreement of its representations and warranties in this Agreement, the Party A may notify the default party in writing requesting it to correct its wrongdoings within 10 days of receiving the notice, take corresponding measures to effectively and timely avoid the damages and to resume performing this Agreement. If there are damages, the default party shall compensate Party A, causing Party A to obtain all receivable rights and interests from the performance of the Agreement.

5.3
If Party B fails to correct its wrongdoings within ten (10) working days upon receipt of notice under Article 5.1, Party A has the right to require the defaulting party to compensate him with respect to expenses, liabilities or losses (including but not limited to the interests lost or paid due to the breach and attorney fees). Meanwhile, Party A has the right to execute the attached share transfer agreement to transfer the equity interests held by Party B to Party A and (or) any third party designated by Party A.

6.	GOVERNING LAW AND DISPUTE SETTLEMENT

6.1	Governing Laws
This Agreement shall be governed by the laws of the PRC, including but not limited to the execution, performance, effect and interpretation of this Agreement.

6.2	Friendly Consultation

The Parties shall settle the dispute regarding the interpretation or performance of this Agreement through friendly consultation or mediation by a third party. Any dispute failing to be resolved through such consultation or mediation shall be submitted to the arbitration authority for arbitration within 30 days after the commencement of such discussions.

6.3	Arbitration

Any dispute arising from or in connection with this Agreement shall be submitted to China International Trade Arbitration Committee for arbitration in accordance with its arbitration rules. The arbitration site shall be Beijing. The arbitration award shall be final and binding on all Parties to this Agreement.

7	CONFIDENTIALITY

7.1	Confidential Information

The contents of this Agreement and the Annexes hereof shall be kept confidential. No Party shall disclose any such information to any third party (except for the part agreed upon by the Parties with a prior written agreement). Each Party’s obligations under this clause shall survive the termination of this Agreement. Notwithstanding the foregoing, disclosure shall be permitted to the auditors and counsel for the Parties and in any required filings with the United States Securities and Exchange Commission.

7.2	Exceptions

If a disclosure is explicitly required by law, any courts, arbitration tribunals, or administrative authorities, such a disclosure by any Party shall not be deemed a violation of Article 7.1 above.

8.	MISCELLANEOUS

8.1	Entire agreement

All the parties hereby acknowledge that this Agreement is a fair and reasonable agreement entered into by and among the parties on the basis of equality and mutual benefits. This Agreement constitutes the entire agreement and understanding among the Parties in respect of the subject matter hereof and supersedes all prior discussions, negotiations and agreements among them. This Agreement shall only be amended by a written instrument signed by all the Parties. The Annexes attached hereto shall constitute an integral part of this Agreement and shall have the same legal effect as this Agreement.

8.2	Notices

8.2.1
Any notices or other correspondences among the Parties in connection with the Performance of this Agreement shall be in writing and be delivered in person, by registered mail, postage prepaid mail, recognized express mail or facsimile to the following correspondence addresses:

Party A:	Xinghe Yongle Carbon Co., Ltd.
Address:	No. 19, Xingxin Street, Houhe, Xinghe County, Wulanchabu, Inner Mongolia, PRC
Fax:	0474-7205048
Tel:	0474-7203867
Attention:	Wei Aihu

Party B:

Mr. Jin Dengyong
Address:	No. 76, Xingxin Street, Houhe, Chengguan town, Xinghe County, Inner Mongolia, PRC
Fax:	0474-7209799
Tel:	13704746822

Mr. Du Benhua
Address:	No. 49, Limin alley, Chengguan town, Xinghe County, Wulanchabu, Inner Mongolia, PRC
Fax:	0474-7209799
Tel:	15848041646

Party C:	Xinghe Xingyong Carbon Co., Ltd.

Address:	Cheng Guan Zhe Xi Cheng Wai, Xing He county, Nei Meng Gu, P. R. China
Fax:	0474-7209799
Telephone:	0474-7208488
Attention:	Mr. Jin Dengyong

Any notice by facsimile transmission or e-mail shall be effective only if the recipient acknowledges receipt.

8.3	Binding Force
This Agreement shall be binding on the Parties.

8.4	Language and Counterparts
This Agreement shall be executed in two originals in Chinese, with each party holding one copy.

8.5	Days and Business Day
A reference to a day herein is to a calendar day. A reference to a business day herein is to any day from Monday through Friday in a week.

8.6	Headings
The headings contained herein are inserted for reference purposes only and shall not affect the meaning or interpretation of any part of this Agreement.

8.7	Supplementary Articles
The Authorizing Parties shall bear joint and several liabilities to Party A with respect to the obligations, warranties, and liabilities under this Agreement. As far as Party A is concerned, if any member of the Authorizing Parties breaches this Agreement, such breach shall be deemed as the breach of this Agreement by all the Authorizing Parties.

8.8	Unspecified Matters
Any matter not specified in this Agreement shall be handled through discussions among the Parties and resolved in accordance with PRC laws.

(No text on this page Signature Page to Option Agreement)

Party A: Xinghe Yongle Carbon Co., Ltd.
(Stamp)

Signature: /s/ Wei Ai Hu
Authorized Representative: Wei Ai Hu

Party B:

Mr. Jin Dengyong

/s/ Jin Dengyong

Mr. Du Benhua

/s/ Du Benhua

Party C: Xinghe Xingyong Carbon Co., Ltd.
(Stamp)

Signature: /s/ Jin Dengyong
Authorized Representative: Jin DengYong